                                  EXHIBIT 21.1

                   SUBSIDIARIES OF HUNTSMAN INTERNATIONAL LLC


U.S. ENTITIES
-------------

Delaware
--------
EUROFUELS LLC
EUROSTAR INDUSTRIES LLC
HUNTSMAN EA HOLDINGS, LLC
HUNTSMAN INTERNATIONAL FINANCIAL LLC
HUNTSMAN PROPYLENE OXIDE HOLDINGS LLC
HUNTSMAN RECEIVABLES FINANCE LLC
HUNTSMAN TEXAS HOLDINGS LLC

Louisiana
---------
LOUISIANA PIGMENT COMPANY, L.P.
RUBICON INC.

Texas
-----
HUNTSMAN ETHYLENEAMINES LTD.
HUNTSMAN INTERNATIONAL FUELS, L.P.
HUNTSMAN PROPYLENE OXIDE LTD.

Utah
----
HUNTSMAN POLYURETHANE FUND I, L.L.C.
HUNTSMAN POLYURETHANE FUND II, L.L.C.
HUNTSMAN POLYURETHANE FUND III, L.L.C.
HUNTSMAN POLYURETHANE FUND IV, L.L.C.
HUNTSMAN POLYURETHANE VENTURE I, L.L.C.
HUNTSMAN POLYURETHANE VENTURE II, L.L.C.
HUNTSMAN POLYURETHANE VENTURE III, L.L.C.
HUNTSMAN POLYURETHANE VENTURE IV, L.L.C.


NON-U.S. ENTITIES
-----------------

Argentina
---------
HUNTSMAN (ARGENTINA) SRL

Australia
---------
HUNTSMAN POLYURETHANES (AUSTRALIA) PTY LTD

Belgium
-------
HUNTSMAN (BELGIUM) BVBA
HUNTSMAN (EUROPE) BVBA
TIOXIDE EUROPE NV/SA

Brazil
------
HUNTSMAN (BRASIL) LTDA

Canada
------
HUNTSMAN INTERNATIONAL (CANADA) CORPORATION
TIOXIDE CANADA INC.

Cayman Islands
--------------
TIOXIDE AMERICAS INC.

China
-----
HUNTSMAN CHEMICAL TRADING (SHANGHAI) LTD.
HUNTSMAN POLYURETHANES (CHINA) LIMITED

Colombia
--------
HUNTSMAN COLOMBIA LIMITADA

France
------
TIOXIDE EUROPE SAS

Germany
-------
HUNTSMAN (GERMANY) GmbH
IRO CHEMIE VERWALTUNGSGESELLSCHAFT mbH
TIOXIDE EUROPE GmbH

Hong Kong
---------
HUNTSMAN INTERNATIONAL (HONG KONG) LTD

India
-----
HUNTSMAN INTERNATIONAL (INDIA) PRIVATE LIMITED

Indonesia
---------
PT HUNTSMAN POLYURETHANES INDONESIA

Italy
-----
HUNTSMAN (ITALY) Srl
TIOXIDE EUROPE Srl

Japan
-----
Y.K. HUNTSMAN JAPAN

Korea
-----
HUNTSMAN ICI (KOREA) YUHAN HOESA

Malaysia
--------
PACIFIC IRON PRODUCTS Sdn Bhd
TIOXIDE (MALAYSIA) Sdn Bhd

Mexico
------
HUNTSMAN INTERNATIONAL de MEXICO S. de R.L. de C.V.
HUNTSMAN SERVICIOS MEXICO S. de R.L. de C.V.

Netherlands
-----------
CHEMICAL BLENDING HOLLAND BV
EUROGEN CV
HUNTSMAN (CANADIAN INVESTMENTS) BV
HUNTSMAN POLYURETHANES (CHINA) HOLDINGS BV
HUNTSMAN HOLLAND BV
HUNTSMAN INVESTMENTS (NETHERLANDS) B.V.
HUNTSMAN IOTA HOLLAND BV
HUNTSMAN (NETHERLANDS) BV
HUNTSMAN (SAUDI INVESTMENTS) B.V.
STEAMELEC BV

Singapore
---------
HUNTSMAN INTERNATIONAL (ASIA PACIFIC) PTE LIMITED
HUNTSMAN (SINGAPORE) PTE LTD

South Africa
------------
BRITISH TITAN PRODUCTS SOUTHERN AFRICA (PTY) LIMITED
TIOXIDE SOUTHERN AFRICA (PTY) LIMITED

Spain
-----
OLIGO SA
TIOXIDE EUROPE S.L.

Sweden
------
HUNTSMAN NORDEN AB

Taiwan
------
HUNTSMAN (TAIWAN) LIMITED

Thailand
--------
HUNTSMAN (THAILAND) LIMITED

Turkey
------
TIOXIDE EUROPE TITANIUM PIGMENTLERI TICARET LTD. SIRKETI

U.K.
----
HUNTSMAN (HOLDINGS) UK
HUNTSMAN INTERNATIONAL EUROPE LIMITED
HUNTSMAN NOMINEES (UK) LIMITED
HUNTSMAN PETROCHEMICALS (UK) LIMITED
HUNTSMAN POLYURETHANES SALES LIMITED
HUNTSMAN POLYURETHANES (UK) LIMITED
HUNTSMAN POLYURETHANES (UK) VENTURES LIMITED
HUNTSMAN SURFACTANTS (UK) LIMITED
HUNTSMAN (UK) LIMITED
TIOXIDE EUROPE LIMITED
TIOXIDE GROUP
TIOXIDE GROUP SERVICES LIMITED
TIOXIDE OVERSEAS HOLDINGS LIMITED

                                       3